Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing of the Schedule 13D to which this agreement is attached and to the joint filing of all amendments thereto. Notwithstanding the foregoing, each of the Reporting Persons disclaims beneficial ownership of shares of the Issuer’s Ordinary Shares beneficially owned by the other Reporting Persons.

This agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties designated as signatories has executed one counterpart.

Dated: August 5, 2016

JLL ASSOCIATES G.P. V (PATHEON), LTD.

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: Managing Director

JLL PARTNERS FUND VI (PATHEON), L.P.

By its general partner,
JLL Associates VI (Patheon), L.P.

By its general partner,
JLL Associates G.P. V (Patheon), Ltd.

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: Managing Director

JLL PATHEON FF II, LLC

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: President

JLL ASSOCIATES V (PATHEON), L.P.

By its general partner,
JLL Associates G.P. V (Patheon), Ltd.

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: Managing Director

JLL/DELTA PATHEON HOLDINGS, L.P.

By its general partner,
JLL/Delta Patheon GP, Ltd.

By:	/s/ Daniel Agroskin
Name: Daniel Agroskin
Title: Treasurer

JLL/DELTA PATHEON GP, LTD.

By:	/s/ Daniel Agroskin
Name: Daniel Agroskin
Title: Treasurer

PATHEON HOLDCO COÖPERATIEF U.A.

By:	/s/ Daniel Agroskin
Name: Daniel Agroskin
Title: Director

JLL PARTNERS FUND V (NEW PATHEON), L.P.

By its general partner,
JLL Associates V (New Patheon), L.P.

By its general partner,
JLL Associates G.P. V (Patheon), Ltd.

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: Managing Director

JLL PATHEON CO-INVESTMENT FUND, L.P.

By its general partner,
JLL Associates V (Patheon), L.P.

By its general partner,
JLL Associates G.P. V (Patheon), Ltd.

By:	/s/ Paul Levy
Name: Paul S. Levy
Title: Managing Director